UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 25, 2017

Banner Corporation
(Exact name of registrant as specified in its charter)

Washington (State or other jurisdiction of incorporation)	0-26584 (Commission File Number)	91-1691604 (I.R.S. Employer Identification No.)

10 S. First Avenue
Walla Walla, Washington 99362
(Address of principal executive offices and zip code)

(509) 527-3636
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

(a)	The Annual Meeting of Banner Corporation (the “Company”) was held on April 25, 2017 (“Annual Meeting”).

(b)
There were a total of 33,105,150 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 30,347,205 shares of common stock were represented in person or by proxy, therefore, a quorum was present. The following proposals were submitted by the Company’s Board of Directors to a vote of shareholders:

Proposal 1. Election of Directors. The following individuals were elected as directors for three year terms:

	FOR		Against		WITHHELD		Broker Non-Votes
	Number of votes	Percentage of shares present	Number of votes	Percentage of shares present	Number of votes	Percentage of shares present	Number of votes
Mark J. Grescovich	28,578,153	99.20	221,270	0.77	9,881	0.03	1,537,901
David A. Klaue	28,681,310	99.55	120,504	0.42	7,490	0.03	1,537,901
Merline Saintil	28,651,610	99.45	149,353	0.52	8,341	0.03	1,537,901

Based on the votes set forth above, Messrs. Grescovich and Klaue and Ms. Saintil were duly elected to serve as directors of the Company for a three year term expiring at the annual meeting of shareholders in 2020, and until their respective successors have been duly elected and qualified.

The terms of Directors Gordon E. Budke, Roberto R. Herencia, John R. Layman, David I. Matson, Michael M. Smith, Robert D. Adams, Connie R. Collingsworth, Brent A. Orrico and Gary Sirmon continued.

Proposal 2. An advisory (non-binding) vote to approve our executive compensation. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
27,124,962	1,578,569	105,773	1,537,901

Based on the votes set forth above, the compensation of the Company’s named executive officers was approved by shareholders.

Proposal 3. Ratification of the Audit Committee’s selection of Moss Adams LLP as the Company’s independent auditors for the year ending December 31, 2017. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
29,973,325	299,617	74,263	0

Based on the votes set forth above, the appointment of Moss Adams LLP as the Company’s independent auditors to serve for the year ended December 31, 2017 was duly ratified by the shareholders.

(c)    None.

(d)    Not applicable.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are being filed herewith and this list shall constitute the exhibit index:

99.1    Press Release of Banner Corporation dated April 26, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BANNER CORPORATION

Date: April 26, 2017	By:	/s/ Lloyd W. Baker
Lloyd W. Baker
Executive Vice President and
Chief Financial Officer